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                                   EXHIBIT 99


     Trustee's Remittance Report in  respect of the August Remittance Date.














                  [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]







                                       6


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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-4

                FROM    Dec. 15, 1997

                 TO     Jan. 15, 1998



                                                                                           TOTAL
-----------   --------------------------------------------------------------------    --------------
(i)           AVAILABLE PAYMENT AMOUNT............................................      19,344,947.15
                Portions subject to bankrupty.....................................               0.00

(ii)          CLASS A-1 PRINCIPAL BALANCE (Beginning).............................              0.00
              CLASS A-2 PRINCIPAL BALANCE (Beginning).............................     63,478,644.27
              CLASS A-3 PRINCIPAL BALANCE (Beginning).............................    103,690,000.00
              CLASS A-4 PRINCIPAL BALANCE (Beginning).............................     92,740,000.00
              CLASS A-5 PRINCIPAL BALANCE (Beginning).............................     32,150,000.00
              CLASS A-5 PRINCIPAL BALANCE (Beginning).............................     60,110,000.00
              CLASS A-7 PRINCIPAL BALANCE (Beginning).............................     36,580,000.00
              CLASS A-8 PRINCIPAL BALANCE (Beginning).............................     20,460,000.00
              CLASS A-9 PRINCIPAL BALANCE (Beginning).............................     59,000,000.00

              POOL PRINCIPAL BALANCE (Beginning)..................................    468,208,644.27

(iii)         MORTGAGES:
              NUMBER OF PRINCIPAL PREPAYMENTS.....................................               376
              PRINCIPAL BALANCE OF MORTGAGES PREPAYING............................     15,807,477.76


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(iv)          AMOUNT OF CURTAILMENTS RECEIVED.....................................        263,656.27

(v)           AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
              MONTHLY PAYMENTS RECEIVED...........................................        733,010.03

(vi)          INTEREST RECEIVED ON MORTGAGES......................................      4,170,693.11

(vii)         AGGREGATE ADVANCES..................................................      3,022,080.33

(viii)     a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES & REO):
               MORTGAGE DELINQUENCIES 30-59 DAYS:
                 NUMBER                                                                          273
                 PRINCIPAL BALANCE................................................     11,560,629.58
                 % OF PRINCIPAL...................................................         2.560000%

               MORTGAGE DELINQUENCIES 60-90 DAYS:
                 NUMBER                                                                          123
                 PRINCIPAL BALANCE................................................      5,423,574.96
                 % OF PRINCIPAL...................................................         1.200000%

               MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                 NUMBER...........................................................               432
                 PRINCIPAL BALANCE................................................     21,367,225.67
                 % OF PRINCIPAL...................................................         4.740000%
           b. MORTGAGES IN BANKRUPTCY (TOTAL)
                 NUMBER...........................................................               199
                 PRINCIPAL BALANCE................................................      8,796,187.87
                 % OF PRINCIPAL...................................................         1.950000%

              BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
               BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
                 NUMBER...........................................................                23
                 PRINCIPAL BALANCE................................................        834,968.08
                 % OF PRINCIPAL...................................................             0.19%

              BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:


              NUMBER..............................................................                18
              PRINCIPAL BALANCE...................................................        793,712.14
              % OF PRINCIPAL......................................................             0.18%

              BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                 NUMBER...........................................................                94
                 PRINCIPAL BALANCE................................................      4,613,735.15
                 % OF PRINCIPAL...................................................             1.02%

           c. MORTGAGES IN FORECLOSURE (TOTAL):
                 NUMBER...........................................................               171
                 PRINCIPAL BALANCE................................................      8,622,416.16
                 % OF PRINCIPAL...................................................         1.910000%

              FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
                FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
                 NUMBER...........................................................                 2
                 PRINCIPAL BALANCE................................................         32,100.25
                 % OF PRINCIPAL...................................................             0.01%


              FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
                 NUMBER...........................................................                 2
                 PRINCIPAL BALANCE................................................        163,037.66
                 % OF PRINCIPAL...................................................             0.04%

              FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                 NUMBER...........................................................               162
                 PRINCIPAL BALANCE................................................      8,247,763.08
                 % OF PRINCIPAL...................................................             1.83%

           d. MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii) a. above):
                 NUMBER...........................................................                 7
                 PRINCIPAL BALANCE................................................        324,920.22
                 % OF PRINCIPAL...................................................             0.07%

           e. MORTGAGE LOAN LOSSES                                                        141,204.66

(ix)          ENDING CLASS A-1 PRINCIPAL BALANCE..................................              0.00



              ENDING CLASS A-2 PRINCIPAL BALANCE..................................     46,420,137.18
              ENDING CLASS A-3 PRINCIPAL BALANCE..................................    103,690,000.00
              ENDING CLASS A-4 PRINCIPAL BALANCE..................................     92,740,000.00
              ENDING CLASS A-5 PRINCIPAL BALANCE..................................     32,150,000.00
              ENDING CLASS A-6 PRINCIPAL BALANCE..................................     60,110,000.00
              ENDING CLASS A-7 PRINCIPAL BALANCE..................................     36,580,000.00
              ENDING CLASS A-8 PRINCIPAL BALANCE..................................     20,460,000.00
              ENDING CLASS A-9 PRINCIPAL BALANCE..................................     59,000,000.00

(x)           WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS.........................      160.98151658
              WEIGHTED AVERAGE MORTGAGE INTEREST RATE.............................      10.76721179%

(xi)          SERVICING FEES PAID.................................................        232,595.29
              SERVICING FEES ACCRUED..............................................        227,416.08

(xii)         SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.........................         16,697.48

(xiii)        POOL PRINCIPAL BALANCE (ENDING).....................................    451,150,137.18

(xiv)         RESERVED............................................................

(xv)          REIMBURSABLE AMOUNTS:
                TO SERVICER.......................................................              0.00
                TO REPRESENTATIVE.................................................              0.00
                TO DEPOSITORS.....................................................              0.00

(xvi)         NUMBER OF MORTGAGES OUTSTANDING (BEGINNING).........................            10,815
              NUMBER OF MORTGAGES OUTSTANDING (END)...............................            10,439

(xvii)        AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS....................      4,081,386.29

(xviii)       PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
              MORTGAGE INTEREST RATES LESS THAN 8.11%.............................        354,443.92
              MORTGAGE INTEREST RATES LESS THAN 8.01%.............................        231,723.67


(xix)         SUBORDINATED AMOUNT (REMAINING).....................................     67,503,944.02
              SPREAD ACCOUNT BALANCE (AFTER DISTRIBUTIONS)........................     19,293,256.86
              EXCESS SPREAD.......................................................      1,245,599.34
              CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS..........................        818,075.98

(xx)          AGGREGATE MORTGAGE LOAN LOSSES......................................        818,075.98
